UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2009
PFF BANCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-16845	95-4561623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2058 N. Mills Avenue, #139 Claremont, CA	91711

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (213) 683-6159
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On November 9, 2009, PFF Bancorp, Inc. (the “Company”) and Glencrest Investment Advisors, Inc., Glencrest Insurance Services, Inc., Diversified Builder Services, Inc. and PFF Real Estate Services, Inc. (collectively with the Company, the “Debtors”) filed their monthly operating reports for the period October 1, 2009 to October 31, 2009 (the “October 2009 Monthly Operating Reports”) with the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case Number 08-13127-KJC). The October 2009 Monthly Operating Reports are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
Cautionary Statement Regarding Financial and Operating Data
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the October 2009 Monthly Operating Reports which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The October 2009 Monthly Operating Reports are limited in scope, cover limited time periods, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Code. The October 2009 Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with U.S. Generally Accepted Accounting Principles, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities that the October 2009 Monthly Operating Reports are complete. The October 2009 Monthly Operating Reports also contain information for periods which are shorter and otherwise different from those required in periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information is likely not indicative of the Company’s financial condition or operating results for the period that would be reflected in the periodic reports pursuant to the Exchange Act. Results set forth in the October 2009 Monthly Operating Reports should not be viewed as indicative of future results.
Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K and the exhibits hereto may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market and statements regarding the Company’s strategic objectives. These forward-looking statements are based upon current management expectations and may therefore involve risks and uncertainties. The Company’s actual results or performance may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the Company’s ability to manage its business as a debtor-in-possession pursuant to the provisions of the Bankruptcy Code and liquidate all of its remaining assets for distribution to creditors, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time, risks associated with third parties seeking and obtaining Court approval to convert the case to a Chapter 7 case, and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2008 and September 30, 2008. The Company disclaims any obligation to subsequently revise or update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Exhibit

99.1	Monthly Operating Reports of the Debtors for the period from October 1, 2009 to October 31, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2009	PFF BANCORP, INC.
/s/ Kevin McCarthy
Kevin McCarthy
President and Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Monthly Operating Reports of the Debtors for the period from October 1, 2009 to October 31, 2009.